UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2019

Universal Potash Corporation, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-50915	90-0342342
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2251 Wigwam Parkway, Unit 726

Henderson, Nevada 89074

(Address of principal executive offices)

(702) 544-4245

(Registrant’s telephone number)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Name Change and Reverse Stock Split

On April 3, 2019 we filed a certificate of amendment to our articles of incorporation with the Nevada Secretary of State to change our name to “Todaysodds.com” and 1:400 reverse stock split.  This amendment was unanimously approved by our board of directors on April 3, 2019, stockholders holding a majority of our voting power took action by written consent approving an amendment to our articles of incorporation to change the name of the company to a name to be determined by the board of directors and 1:400 reverse stock split in its sole discretion, and authorized the Board of Directors to file the Amendment upon a determination and resolution of the Board of Directors of such new corporate name and 1:400 reverse stock split.

Additionally, by action of written consent of the Board of Directors the authorized stock was increased from 200,000,000 par value $0.0001 to 300,000,000 par value $0.0001.

Our previously submitted request for a new symbol and 1:400 reverse stock split from FINRA was rejected by FINRA due to delays by the Eighth Judicial District Court, Clark County, Nevada in concluding the Company’s custodianship. We are filing a new request for a new symbol and 1:400 reverse stock split with FINRA as of the date of this report.  We will provide an update upon assignment of the new symbol from FINRA.

ITEM 8.01	OTHER EVENTS

The Company is processing the Name Change and 1:400 reverse stock split with the Financial Industry Regulatory Authority (FINRA) and is working to obtain a new quotation symbol on OTC. The Company will not be issuing new stock certificates to reflect the Name Change unless and until a stock transfer or other event occurs that necessitates a new stock certificate; no further action is required to be taken by any stockholder.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2019.
Universal Potash Corporation /s/ Mr. Sam Polito

Mr. Sam Polito Chief executive Officer / President